UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 5, 2010

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Compensatory Arrangements of Certain Officers.

At a meeting held on April 5, 2010 and April 6, 2010, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

 Approval of Fiscal 2011 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 28, 2011 (“Fiscal 2011”), for the Company’s Executive Officers.  The following table sets forth the annual base salary levels for Fiscal 2011 of those Executive Officers identified below:

Name and Position	Fiscal 2011 Base Salary
Richard Sands, Chairman of the Board	$1,136,329
Robert Sands, President and Chief Executive Officer	$1,130,708
Robert Ryder, Executive Vice President and Chief Financial Officer	$554,533

Fiscal 2010 Incentive Awards

The Committee determined the amount to be paid an annual incentive awards under the Company’s Annual Management Incentive Plan (the “AMIP”) in accordance with its 2010 Fiscal Year Award Program for Executive Officers (the “2010 Program”).  The following table sets forth the cash payments to those Executive Officers identified below with respect to their annual incentive awards under the 2010 Program:

Name	Award
Richard Sands	$1,308,064
Robert Sands	$1,269,847
Robert Ryder	$363,283

Stock Option Awards

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Terms and Conditions Memorandum with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan, the form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	538,520	$ 16.67
Robert Sands	330,330	$ 16.67
Robert Ryder	122,090	$ 16.67

______________________________
(1)  Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment.  One-fourth of the options become exercisable on each of the following anniversary dates: April 5, 2011, April 5, 2012, April 5, 2013 and April 5, 2014 provided that the option holder remains employed on that date.  The options can vest at an earlier date upon the Retirement (as that term is defined in the Stock Plan), death or Disability (as that term is defined in the Stock Plan) of the recipient of the grant. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(2)  The exercise price is equal to the closing price of the Class A Common Stock (into which, in certain limited circumstances, shares of Class 1 stock is convertible on a one-for-one basis) on the New York Stock Exchange on April 5, 2010.

Restricted Stock Awards

The Committee awarded shares of the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of Restricted Stock Award Agreements, the form of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.  On April 5, 2010, which was the date of the restricted stock awards, the closing price of the Company’s Class A Common Stock was $16.67 per share.  The following table sets forth information regarding awards to those Executive Officers identified below:

Name	Number of Shares (1)
Robert Sands	67,830
Robert Ryder	19,960

______________________________
(1)  Unvested shares under each of the awards are subject to forfeiture upon the occurrence of certain events related to termination of employment.  One-fourth of the awarded shares vest on each of the following dates: May 1, 2011, May 1, 2012, May 1, 2013 and May 1, 2014 provided that the recipient of the award remains employed on that date.  The awards can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award.  Under the terms of the Stock Plan, awards become fully vested in the event of a change in control.

Performance Share Unit Awards

The Committee awarded performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of executive Performance Share Unit Award Agreements, the form of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.  On April 5, 2010, which was the date of the performance share unit awards, the closing price of the Company’s Class A Common Stock was $16.67 per share.  The following table sets forth information regarding target awards to those Executive Officers identified below:

Name	Target Number of Units (1)
Robert Sands	67,830
Robert Ryder	19,960

______________________________
(1)  Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment.  A participant may vest in his right to receive one-half of the target performance share unit award if the participant remains in continuous employment until May 1, 2011, and may fully vest in his right to receive the applicable number of performance share units if he remains in continuous employment until May 1, 2013.  In each case, the participant will only vest in his right to receive the performance share units provided the Company achieves certain earnings per share targets as set forth in the Stock Plan and the executive Performance Share Unit Award Agreement.  Following vesting, one-half of the target performance share unit award would be settled between May 1, 2011 and May 15, 2011, and the final distribution under the award would be settled between May 1, 2013 and May 15, 2013.  Target awards can vest at an earlier date upon the death or Disability (as that term is defined in the executive Performance Share Unit Award Agreement) of the recipient of the award.  Under the terms of the executive Performance Share Unit Award Agreement, awards become fully vested in the event of a change in control.

Criteria for 2011 Fiscal Year Incentive Award

The Committee adopted the 2011 Fiscal Year Award Program for Executive Officers (the “2011 Program for Executive Officers”), thereby establishing the performance criteria and bonus opportunity under the Company’s Annual Management Incentive Plan, as amended by the Amendment, (the “Amended AMIP”) for the Company’s fiscal year ending February 28, 2011.  Pursuant to the 2011 Program for Executive Officers, potential incentive awards for the Company’s 2011 fiscal year, if any, will equal 0.5% of the Company’s “Earnings Before Interest and Taxes” for each of Richard Sands and Robert Sands and 0.25% of “Earnings Before Interest and Taxes” for each other executive officer, all as calculated under the Amended AMIP and the 2011 Program for Executive Officers and measured for the period from March 1, 2010 through February 28, 2011.  The Committee reserves the right to exercise its negative discretion at the end of the Company’s Fiscal 2011 Year to reduce the amounts calculated in the preceding sentence to a bonus payment for each of our executive officers that it believes to be appropriate based on the Company’s performance.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Form of Terms and Conditions Memorandum with respect to the Company's Amended and Restated Long-Term Stock Incentive Plan.

99.2	Form of Employee Restricted Stock Award Agreement with respect to the Company's Amended and Restated Long-Term Stock Incentive Plan.

99.3	Form of executive Performance Share Unit Award Agreement with respect to the Company's Amended and Restated Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2010	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Form of Terms and Conditions Memorandum with respect to the Company's Amended and Restated Long-Term Stock Incentive Plan.

(99.2)	Form of Employee Restricted Stock Award Agreement with respect to the Company's Amended and Restated Long-Term Stock Incentive Plan.

(99.3)	Form of executive Performance Share Unit Award Agreement with respect to the Company's Amended and Restated Long-Term Stock Incentive Plan.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.